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                                                                   EXHIBIT 10.60

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         This fourth amendment to credit agreement ("Amendment") is made and entered into as of March 15, 1996 by and between U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION, a national banking association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S :

         A. On or about March 22, 1995, U. S. Bank and Borrower entered into that certain credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower on the terms and conditions set forth therein. On or about August 17, 1995 U. S. Bank and Borrower entered into that certain first amendment to credit agreement. On or about December 15, 1995, U. S. Bank and Borrower entered into that certain second amendment to credit agreement. On or about February 13, 1996, U. S. Bank and Borrower entered into that certain third amendment to credit agreement.

         B. Borrower has requested U. S. Bank to change the repayment dates of the Term Loan and to correct an error in the Acquisition Note. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's request.

                                   DEFINITIONS

         As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.

                                    AMENDMENT

         The Credit Agreement, as well as all of the other Loan Documents are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

                                    TERM LOAN

         Sections 3.5(b) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:


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                           (b)      Borrower shall make 26 equal, consecutive,
                  quarterly principal payments on the Term Loan to U. S. Bank, each in the amount of $230,769.23. Such payments shall be made on the last day of each fiscal quarter of Borrower.

                                ACQUISITION LOAN

         Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U. S. Bank a renewal acquisition note in the form attached hereto as Exhibit A ("Renewal Acquisition Note"), which shall be a renewal of the existing Acquisition Note dated February 13, 1996, which shall be marked "renewed" and retained by U. S. Bank until the Acquisition Loan is repaid in full.

                              CONDITIONS PRECEDENT

         This Amendment shall not be effective unless and until the following conditions have been fulfilled to the satisfaction of U. S. Bank.

                  a) U S. Bank shall have received, duly executed and delivered by Borrower, this Amendment and the Renewal Acquisition Note.

                  b) There shall not exist any Default or Event of Default under the Credit Agreement or any other Loan Documents.

                               GENERAL PROVISIONS

REPRESENTATIONS AND WARRANTIES

         Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

SECURITY

         All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall secure the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.



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GUARANTY

         The parties hereto agree that the Guaranty shall remain in full force and effect.

PLEDGE AGREEMENT

         The parties hereto agree that the Pledge Agreement shall remain in full force and effect.

COUNTERPARTS

         This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

STATUTORY NOTICE

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                            GARGOYLES, INC.,
                                            a Washington corporation


                                            By     /s/  Steven R. Kingma
                                                   -----------------------------
                                            Title  Vice President - CFO
                                                   -----------------------------



                                            U. S. BANK OF WASHINGTON,
                                            NATIONAL ASSOCIATION


                                            By     /s/  Gerald L. Sorensen
                                                   -----------------------------
                                            Title  Senior Vice President
                                                   -----------------------------


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         By execution of this Amendment, Trillium Corporation, Trillium
Investors II, L.L.C., H.S.C., Inc., and H.S.I., a California corporation, each hereby consents to the provisions set forth in this Amendment and reaffirms its respective obligations under all guaranties, pledge agreements, third party pledge agreements, and security agreements signed by it in connection with the Credit Agreement.

                                         TRILLIUM CORPORATION,
                                         a Washington corporation


                                         By     /s/  Erik J. Anderson
                                                --------------------------------
                                         Title  Chief Executive Officer
                                                --------------------------------


                                         TRILLIUM INVESTORS II, L.L.C.


                                         By     /s/  Erik J. Anderson
                                                --------------------------------
                                         Title: Member
                                                --------------------------------


                                         H.S.C., INC.


                                         By     /s/  Steven R. Kingma
                                                --------------------------------
                                         Title  Vice President - CFO
                                                --------------------------------


                                         H.S.I., a California corporation


                                         By     /s/  William W. Blackburn
                                                --------------------------------
                                         Title  President
                                                --------------------------------





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